UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2015

PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 2.    02    Results of Operation and Financial Condition.

On April 24, 2015, Provident Financial Services, Inc. (the “Company”) issued a press release reporting its financial results for the three months ended March 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 5.07    Submission of Matters to a Vote of Security Holders

The 2015 Annual Meeting of Stockholders was held on April 23, 2015 (the “Annual Meeting”). A total of 57,259,944 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Matter 1. The election of three directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Christopher Martin	46,982,623	1,412,378	8,864,943
Edward O’Donnell	47,441,851	953,150	8,864,943
John Pugliese	47,679,825	715,176	8,864,943

Matter 2. An advisory (non-binding) vote to approve the compensation paid to the named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
44,407,931	3,493,384	493,686	8,864,943

Matter 3. The approval of the Executive Annual Incentive Plan.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
46,218,545	1,706,133	470,323	8,864,943

Matter 4. The ratification of the appointment of KPMG LLP as the Company’s independent public accounting firm for the year ending December 31, 2015.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
55,017,965	268,588	1,973,391	0

Item 7.01    Regulation FD Disclosure.

On April 24, 2015, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per common share, payable on May 29, 2015 to stockholders of record on May 15, 2015.

This announcement was included as part of the press release announcing financial results for the three months ended March 31, 2015 and attached as Exhibit 99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.        Description

99.1	Press release issued by the Company on April 24, 2015 announcing its financial results for the three months ended March 31, 2015 and the declaration of a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: April 24, 2015	By: /s/ Christopher Martin
Christopher Martin
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit        Description

99.1	Press release issued by the Company on April 24, 2015 announcing its financial results for the three months ended March 31, 2015 and the declaration of a quarterly cash dividend.